UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

PERIPHAS CAPITAL PARTNERING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39784	85-3046972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

667 Madison Avenue, 15th Floor New York, New York		10065
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 876-6351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CAPS™, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	PCPC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	PCPC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PCPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) released a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Public Statement”). In the Public Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Periphas Capital Partnering Corp. (the “Company” or “PCPC”) had previously classified its previously issued warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was originally filed with the SEC on March 30, 2021 (the “10-K”).

On May 20, 2021, the Audit Committee of the Board of Directors of the Company (“Audit Committee”), based on the recommendation of and after consulting with the Company’s management, determined that the Company’s audited balance sheet dated December 14, 2020 and its audited financial statements for the period from September 11, 2020 (inception) through December 31, 2020 (the “Affected Financial Statements”) should no longer be relied upon due to changes required to reclassify the warrants as liabilities to align with the guidance set forth in the Public Statement. Similarly, investor presentations or other communications describing the Affected Financial Statements should no longer be relied upon. Following consideration of the guidance in the Public Statement, the Company concluded that the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under Accounting Standards Codification (“ASC”) Subtopic 815-40, pursuant to which the Company should record the warrants as liabilities on its balance sheet. The Company has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC, and intends to file an amendment to the 10-K, reflecting this reclassification of the warrants (the “Amended 10-K”). The Company has engaged an independent valuation expert to perform a valuation of the warrants and will be filing the Amended 10-K concurrently with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 25, 2021
PERIPHAS CAITAL PARTNERING CORP.

	By:	/s/ Sanjeev Mehra
		Name:	Sanjeev Mehra
		Title:	Chief Executive Officer